POWER OF ATTORNEY

FOR EXECUTING FORMS 3, 4 AND 5

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints each of J. Mark  Hollingsworth,  Robert D. Graham,  A. Andrew R. Louis,

Andrew B. Nace and  Clarence B. Brown  signing  singly,  his/her true and lawful attorney-in-fact to:

     (1)  execute  for and on  behalf  of the  undersigned  Forms  3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended

(the "Act"), and the rules thereunder;

     (2) do and  perform  any and all acts for and on behalf of the  undersigned that may be necessary  or desirable to complete the  execution of any such Forms

3, 4 or 5 and the timely filing of such form with the United  States  Securities and Exchange Commission and any other authority; and

     (3) take any other action of any type  whatsoever  in  connection  with the foregoing that in the opinion of such  attorney-in-fact may be of benefit to, in the best  interest  of,  or  legally  required  by,  the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this power of attorney  shall be in such form and shall contain  such  terms and  conditions  as such  attorney-in-fact  may  approve in his/her discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite,

necessary  and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation,

hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Act.

     This power of  attorney  shall  remain in full  force and effect  until the undersigned is no longer required to file forms 3, 4 or 5 unless earlier revoked

by  the   undersigned   in  a  signed   writing   delivered  to  the   foregoing

attorneys-in-fact.

     EXECUTED as of this 20th day of February 2009.

     /s/ Klemens Schluter Signature

     Klemens Schluter Printed Name